                                                                      EXHIBIT 24
                               POWER OF ATTORNEY

                                 PNC BANK CORP.
                          PNC RETIREMENT SAVINGS PLAN
                             REGISTRATION STATEMENT


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors and/or Officers of PNC Bank Corp. (the "Corporation"), a Pennsylvania corporation, hereby names, constitutes and appoints Walter E. Gregg, Jr., William F. Strome and Melanie S. Cibik, or each of them, with full power of substitution, such person's true and lawful attorney-in-fact and agent to execute in such person's name, place and stead, in any and all capacities, a Registration Statement on Form S-8 (or other appropriate form) under the Securities Act of 1933, as amended, of (a) 1,000,000 shares of the Corporation's Common Stock, par value $5.00 per share, to be issued in connection with the PNC Retirement Savings Plan, and (b) an indeterminable amount of interests of participation in the Plan, and to execute in such person's name, place and stead, in any and all capacities, any and all amendments to said Registration Statement.

And such persons hereby ratify and confirm all that any said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

Witness the due execution hereof by the following persons in the capacities indicated as of this May 16, 1996.

Name/Signature                    Capacity
- --------------                    --------

/s/ THOMAS H. O'BRIEN             Chairman, Chief Executive Officer
- ------------------------------    and Director
Thomas H. O'Brien


                                  Director
- ------------------------------
Paul W. Chellgren


/s/ ROBERT N. CLAY                Director
- ------------------------------
Robert N. Clay


/s/ GEORGE A. DAVIDSON, JR.       Director
- ------------------------------
George A. Davidson, Jr.


/s/ DAVID F. GIRARD-DICARLO       Director
- ------------------------------
David F. Girard-diCarlo


/s/ DIANNA L. GREEN               Director
- ------------------------------
Dianna L. Green


/s/ C. G. GREFENSTETTE            Director
- ------------------------------
C. G. Grefenstette


/s/ ARTHUR J. KANIA               Director
- ------------------------------
Arthur J. Kania


                                  Director
- ------------------------------
Bruce C. Lindsay


                                  Director
- ------------------------------
Thomas Marshall


/s/ W. CRAIG MCCLELLAND           Director
- ------------------------------
W. Craig McClelland


/s/ DONALD I. MORITZ              Director
- ------------------------------
Donald I. Moritz


/s/ JACKSON H. RANDOLPH           Director
- ------------------------------
Jackson H. Randolph


/s/ JAMES E. ROHR                 President and Director
- ------------------------------
James E. Rohr


/s/ RODERIC H. ROSS               Director
- ------------------------------
Roderic H. Ross


/s/ VINCENT A. SARNI              Director
- ------------------------------
Vincent A. Sarni


/s/ GARRY J. SCHEURING            Vice Chairman and Director
- ------------------------------
Garry J. Scheuring


/s/ RICHARD P. SIMMONS            Director
- ------------------------------
Richard P. Simmons


                             Power of Attorney - 2


/s/ THOMAS J. USHER               Director
- ------------------------------
Thomas J. Usher


                                  Director
- ------------------------------
Milton A. Washington


/s/ HELGE H. WEHMEIER             Director
- ------------------------------
Helge H. Wehmeier


                             Power of Attorney - 3